                                 EXHIBIT 23(E)


                         CONSENT OF SOUTHARD FINANCIAL


We hereby consent to the inclusion in this registration statement on Form S-4 of our opinion dated February 24, 1996 and to all references to our firm in the registration statement.


                                        SOUTHARD FINANCIAL



                                        /s/ Douglas K. Southard
                                        ---------------------------------
                                        Douglas K. Southard
February 24, 1996


                                     II-22